Exhibit 10.0.1


                               FIRST AMENDMENT TO
                         AMENDED AND RESTATED REVOLVING
                          CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
                             (AS LENDER AND AGENT),

                                  THE LENDERS,

                                       AND

                              L. B. FOSTER COMPANY,
                                CXT INCORPORATED,
                                 NATMAYA, INC.,
                                       AND
                                  FOSMART, INC.
                                   (BORROWERS)





                               September 13, 2005

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                       REVOLVING CREDIT SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (the "Amendment") is made as of September 13, 2005, by and among L. B. FOSTER COMPANY, a corporation organized under the laws of the State of Pennsylvania ("Foster"), CXT INCORPORATED, a corporation organized under the laws of the State of Delaware ("CXT"), NATMAYA, INC., a corporation organized under the laws of the State of Delaware ("Natmaya"), and FOSMART, INC., a corporation organized under the laws of the State of Delaware ("Fosmart") (each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders and Agent are parties to that certain Amended and Restated Revolving Credit and Security Agreement dated as of May 5, 2005 (as amended from time to time, the "Agreement").

     WHEREAS, the Borrowers have requested the Lenders to increase the revolving credit commitments available to the Borrowers under the Agreement and for certain other modifications.

     WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

     1. Definitions.

        Defined terms used herein shall have the meanings given to them in the Agreement.

     2. The following definition set forth in Section 1.2 of the Agreement is hereby amended and restated as follows:

        "Maximum Revolving Advance Amount" shall mean $75,000,000.

     3. Subsection 2.1(a) of the Agreement is hereby amended and restated as follows:

         "(a) Revolving Advances. Subject to the terms and conditions set forth in this Agreement including, without limitation, Section 16.2, each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance

Amount less the aggregate amount of outstanding Letters of Credit and Acceptances or (y) an amount equal to the sum of:

                  (i) up to 85%, subject to the provisions of Section 2.1(c) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

                  (ii) up to the lesser of (A) 60%, subject to the provisions of
Section 2.1(c) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) $45,000,000 in the aggregate at any one time, minus

                  (iii) the aggregate amount of outstanding Letters of Credit and Acceptances, minus

                  (iv) such reserves as Agent may reasonably deem proper and necessary from time to time.

         The amount derived from the sum of (a) Sections 2.1(a)(y)(i) and (ii) minus (b) Section 2.1 (a)(y)(iii) and (iv) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a)."

     4. Representations. Each Borrower hereby represents and warrants that it has the corporate power and has been duly authorized by all requisite corporate action to execute and deliver this Amendment and to perform its obligations hereunder. Each Borrower hereby represents and warrants that no Default or Event of Default exists under the Agreement or shall result from the execution and delivery of this Amendment.

     5. Force and Effect. Each Lender and each Borrower reconfirms and ratifies the Agreement and all Other Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution. All Collateral which secures the Obligations shall continue to secure the Obligations, as such Obligations may be increased pursuant to the terms of this Amendment.

     6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     7. Counterparts. This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8. Effective Date. This Amendment shall be effective upon (i) the execution and delivery to the Agent of this Amendment by the Borrowers and the Lenders,
(ii) the execution and delivery to the Agent and Lenders of replacement Revolving Credit Notes in favor of the

Lenders representing the amount of each Lender's Commitment Percentage of the increased Maximum Revolving Advance Amount, (iii) the execution and delivery to the Agent of a certificate of the secretary or an assistant secretary of each Borrower, including incumbency of the officers signing this Amendment and the Revolving Credit Notes, as well as certification with respect to the resolutions of each such Borrower's board of directors with respect to this Amendment, (iv) delivery of an opinion of counsel of the Borrowers with respect to the due authorization, execution and delivery of this Amendment and the Revolving Credit Notes and such other matters as required by the Agent, and (v) the Borrowers' payment to the Agent, for itself and the benefit of the Lenders, of all fees and expenses required in connection with this Amendment.


                            [SIGNATURE PAGES FOLLOW]

            [SIGNATURE PAGE 1 OF 2 TO FIRST AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

     Intending to be legally bound, each of the parties has signed this First Amendment to Amended and Restated Revolving Credit and Security Agreement as of the day and year first above written.



ATTEST:                                    L. B. FOSTER COMPANY



/s/David L. Voltz                          By:/s/David J. Russo           [Seal]
-----------------                             ----------------------------------
                                           Name:  David J. Russo
                                                --------------------------------
                                           Title: Senior V.P. and CFO
                                                 -------------------------------


ATTEST:                                    CXT INCORPORATED



/s/David L. Voltz                          By:/s/David J. Russo           [Seal]
-----------------                             ----------------------------------
                                           Name:  David J. Russo
                                                --------------------------------
                                           Title: Senior V.P. and CFO
                                                 -------------------------------

ATTEST:                                    NATMAYA, INC.



/s/Gary Tannenbaum                         By:/s/Judy Scarborough         [Seal]
------------------                            ----------------------------------
                                           Name:  Judy Scarborough
                                                --------------------------------
                                           Title: President
                                                 -------------------------------


ATTEST:                                    FOSMART, INC.



/s/Gary Tannenbaum                         By:/s/Judy Scarborough         [Seal]
------------------                            ----------------------------------
                                           Name:  Judy Scarborough
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

            [SIGNATURE PAGE 2 OF 2 TO FIRST AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

                                  PNC BANK, NATIONAL ASSOCIATION, a
                                  national banking association, as Lender and as Agent



                                  By:/s/ James M. Steffy
                                     -------------------------
                                  Name:  James M. Steffy
                                       -----------------------
                                  Title: Vice President
                                        ----------------------


                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By:/s/Hollis J. Griffin
                                     ------------------------------
                                  Name:  Hollis J. Griffin
                                       ----------------------------
                                  Title: First Vice President
                                        ---------------------------


                                  FIRST COMMONWEALTH BANK


                                  By:/s/ Paul J. Oris
                                     ------------------------------
                                  Name:  Paul J. Oris
                                       ----------------------------
                                  Title: S.V.P.
                                        ---------------------------